UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, filed on February 4, 2015 reporting the acquisition of V Street (the “Initial Report”), to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

23.1*	Consent of Independent Auditor

*	Filed herewith

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of V Street (the “Property”), for the year ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses described in Note 1 of V Street for the year ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP
San Francisco, California
March 16, 2015

V Street

Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2014

(in thousands)

Revenues:
Rental	$5,347
Tenant Reimbursements	1,612

Total revenues	6,959
Certain expenses:
Property operating expenses	1,188
Real estate taxes	638

Total expenses	1,826

Revenues in excess of certain expenses	$5,133

See accompanying notes to statement of revenues and certain expenses.

V Street

Notes to Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2014

1. Background and Basis of Presentation

The accompanying statement of revenues and certain expenses present the results of operations of V Street (the “Property”) for the year ended December 31, 2014. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, SMC-United Industrial Limited Partnership on January 29, 2015 for approximately $115.5 million. The Property is located in Washington, D.C. and consists of six distribution buildings containing 820,207 square feet (unaudited) at the time of acquisition.

The accompanying statement of revenues and certain expenses has been prepared on the accrual basis of accounting. The statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K/A of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2014 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2. Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statement of revenues and certain expenses.

Tenant Concentration

For the year ended December 31, 2014, two tenants accounted for approximately 50% of total revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2014 were as follows (in thousands):

2015	$5,477
2016	4,596
2017	3,521
2018	2,645
2019	1,828
Thereafter	2,353

Total	$20,420

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY CORPORATION

The following unaudited pro forma financial information of Terreno Realty Corporation (the “Company”) is based on the historical financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2014 is based on the Company’s consolidated balance sheet and reflects the subsequent acquisitions of 10100 NW 25th, V Street, 9070 Junction and NW 81st and the related borrowings on the term loans payable as if such transactions had occurred on December 31, 2014. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 has been prepared to reflect the incremental effect of the acquisition of properties by the Company during the period from January 1, 2015 to March 13, 2015 (the “2015 Acquisitions”) and the year ended December 31, 2014 (the “2014 Acquisitions”) as if such transactions had occurred on January 1, 2014 for the December 31, 2014 statement.

The following table summarizes the 2015 and 2014 Acquisitions (in thousands):

Property Name	Location	Acquisition Date	Purchase Price (in thousands)	Assumed Debt
SW 34th Street	Renton, WA	February 11, 2014	$6,600	$2,764
Parkway	Hanover, MD	March 26, 2014	18,000	—
Pulaski	Bayonne, NJ	March 31, 2014	9,200	—
747 Glasgow	Inglewood, CA	April 22, 2014	3,450	—
Hampton	Capitol Heights, MD	May 13, 2014	18,050	—
Burroughs	San Leandro, CA	May 14, 2014	13,328	—
California	Corona, CA	June 5, 2014	7,815	—
Las Hermanas	Compton, CA	June 12, 2014	4,020	—
South Main II	Carson, CA	July 18, 2014	8,500	—
79th Ave South	Kent, WA	July 25, 2014	2,770	—
Auburn 1307	Auburn, WA	August 22, 2014	9,530	—
3401 Lind	Renton, WA	October 3, 2014	9,975	5,657
900 Hart	Rahway, NJ	October 8, 2014	7,205	—
Kent 216th	Kent, WA	October 24, 2014	9,214	—
9020 Junction	Annapolis Junction, MD	December 17, 2014	13,800	—
11300 NW 131st	Medley, FL	December 19, 2014	8,925	—
Terminal Way	Avenel, NJ	December 25, 2014	7,445	—
14605 Miller	Fontana, CA	December 2, 2014	22,899	—
Park Union City	Union City, CA	December 10, 2014	23,800	—
75th Ave	Landover, MD	December 17, 2014	31,215	—

Subtotal 2014 Acquisitions			235,741	8,421
10100 NW 25th	Doral, FL	January 23, 2015	$9,875	$—
V Street	Washington, D.C.	January 29, 2015	115,500	—
9070 Junction	Annapolis Junction, MD	February 19, 2015	10,360	—
NW 81st	Medley, FL	February 27, 2015	8,500	—

Subtotal 2015 Acquisitions			144,235	—

Total			$379,976	$8,421

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s financial statements included on 2014 Form 10-K for the year ended December 31, 2014.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2014

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	V Street (2)	Other 2015 Acquisitions (3)	Pro Forma Terreno Realty Corporation
ASSETS
Investments in real estate, net	$862,142	$115,500	$28,735	$1,006,377
Cash and cash equivalents	197,564	(115,186)	(28,648)	53,730
Deferred financing costs, net	2,986	—	—	2,986
Other assets, net	14,074	—	—	14,074

Total assets	$1,076,766	$314	$87	$1,077,167

LIABILITIES AND EQUITY
Liabilities
Credit facility	$—	$—	$—	$—
Term loan payable	200,000	—	—	200,000
Mortgage loans payable	104,501	—	—	104,501
Security deposits	5,315	314	87	5,716
Intangible liabilities	3,556	—	—	3,556
Dividends payable	6,859	—	—	6,859
Accounts payable and other liabilities	9,499	—	—	9,499

Total liabilities	329,730	314	87	330,131
Commitments and contingencies
Equity
Stockholders’ equity
Preferred stock: $0.01 par value, 100,000,000 shares authorized, and 1,840,000 (liquidation preference of $25.00 per share) issued and outstanding	46,000	—	—	46,000
Common stock: $0.01 par value, 400,000,000 shares authorized, and 42,869,463 shares issued and outstanding	428	—	—	428
Additional paid-in capital	700,755	—	—	700,755
Retained earnings	—	—	—	—
Accumulated other comprehensive loss	(147)	—	—	(147)

Total stockholders’ equity	747,036	—	—	747,036

Total liabilities and equity	$1,076,766	$314	$87	$1,077,167

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2014

(Unaudited)

(1)	Represents the audited historical consolidated balance sheet of Terreno Realty Corporation (the “Company”) for the year ended December 31, 2014. See the historical consolidated financial statements and notes thereto included in the Company’s 2014 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 11, 2015.
(2)	Reflects the acquisition of V Street as if it had occurred on December 31, 2014 for approximately $115.5 million. The acquisition was funded by cash on hand.
(3)	Reflects the acquisitions of 10100 NW 25th, 9070 Junction and NW 81st for approximately $28.7 million. The acquisitions were funded by cash on hand.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2015 Acquisitions		2014 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$68,875	$7,379	(2)	$12,845	(2)	$—		$76,254

Total revenues	68,875	7,379		12,845		—		76,254

COSTS AND EXPENSES
Property operating expenses	19,161	1,562	(2)	3,775	(2)	—		20,723
Depreciation and amortization	19,170	3,195	(2)	2,779	(2)	—		22,365
General and administrative	9,496	—		—		—		9,496
Acquisition costs	3,740	—		—		(3,740	)(3)	—

Total costs and expenses	51,567	4,757		6,554		(3,740)		52,584

OTHER INCOME (EXPENSE)
Interest and other income	1	—		—		—		1
Interest expense, including amortization	(6,591)	—		(158)		(2,245	)(4)	(8,836)

Total other income and expenses	(6,590)	—		(158)		(2,245)		(8,835)

Net income	10,718	2,622		6,134		1,495		14,835
Preferred stock dividends	(3,565)	—		—		—		(3,565)

Net income, net of preferred stock dividends	7,153	2,622		6,134		1,495		11,270
Allocation to participating securities	(27)	—		—		—		(27)

Net income available to common stockholders, net of preferred stock dividends	$7,126	$2,622		$6,134		$1,495		$11,243

EARNINGS PER COMMON SHARE - BASIC AND DILUTED:
Income from continuing operations available to common stockholders, net of preferred stock dividends	$0.23	—		—		—		$0.26
Income from discontinued operations	—	—		—		—		—

Net income available to common stockholders, net of preferred stock dividends	$0.23	—		—		—		$0.26

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	30,433,017	—		—		12,268,767	(5)	42,701,784

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)

(1)	Represents the audited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the year ended December 31, 2014. See the historical consolidated financial statements and notes thereto included in the Company’s 2014 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 11, 2015.
(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2015 and 2014 Acquisitions for the year ended December 31, 2014 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2014 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense	Net (loss) income
SW 34th Street	February 11, 2014	$72	$9	$23	$15	$25
Parkway	March 26, 2014	529	152	124	—	253
Pulaski	March 31, 2014	211	65	106	—	40
747 Glasgow	April 22, 2014	52	31	22	—	(1)
Hampton	May 13, 2014	504	80	234	—	191
Burroughs	May 14, 2014	393	89	121	—	183
California	June 5, 2014	243	40	111	—	93
Las Hermanas	June 12, 2014	135	40	21	—	73
South Main II	July 18, 2014	482	163	37	—	282
79th Ave South	July 25, 2014	100	79	27	—	(6)
Auburn 1307	August 22, 2014	413	145	179	—	89
Lind	October 3, 2014	657	152	112	143	251
Hart	October 8, 2014	358	197	74	—	87
Kent 216	October 24, 2014	642	175	127	—	341
Junction	December 17, 2014	1,226	175	255	—	795
131st	December 19, 2014	669	138	146	—	385
Terminal Way	December 25, 2014	557	165	110	—	283
14605 Miller	December 2, 2014	1,715	394	162	—	1,159
Park Union City	December 10, 2014	1,777	541	262	—	974
75th Ave	December 17, 2014	2,110	945	527	—	638

Total 2014 Acquisitions		$12,845	$3,775	$2,779	$158	$6,134

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense	Net (loss) income
25th Street	January 23, 2015	833	194	270	—	369
V Street	January 29, 2015	6,209	1,188	2,704	—	2,317
9070 Junction	February 19, 2015	337	180	221	—	(64)
NW 81st	February 27, 2015	—	—	—	—	—

Total 2015 Acquisitions		$7,379	$1,562	$3,195	$—	$2,622

NW 81st was acquired from an unrelated third-party after a sale/leaseback transaction and did not have historical revenues and expenses as the property was owned and operated by the tenant. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations.

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

(3)	Reflects the adjustment to acquisitions costs as if the 2015 and 2014 Acquisitions had occurred on January 1, 2014.
(4)	Reflects the adjustment to interest expense as if the $50.0 million term loan at an interest rate of LIBOR plus the applicable LIBOR margin of 1.75% and the $100.0 million term loan at an interest rate of LIBOR plus the applicable LIBOR margin of 1.50% had occurred on January 1, 2014.
(5)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the May 22, 2014 follow-on offering of 8,050,000 shares of common stock at a price per share of $17.75 and the December 9, 2014 follow-on offering of 9,775,000 shares of common stock at a price per share of $19.60 had occurred on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: March 16, 2015	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Chief Financial Officer

Exhibit Index

Exhibit Number	Title

23.1*	Consent of Independent Auditor

*	Filed herewith